EXHIBIT 99.1

[LOGO] STURM, RUGER & COMPANY, INC.
       SOUTHPORT, CONNECTICUT 06890 U.S.A.

                                                           FOR IMMEDIATE RELEASE

           STURM, RUGER & COMPANY, INC. REPORTS FIRST QUARTER EARNINGS
       OF 30(cent) PER SHARE AND DECLARES DIVIDEND OF 8.6(cent) PER SHARE

      SOUTHPORT, CONNECTICUT, April 28, 2009--Sturm, Ruger & Company, Inc. (NYSE-RGR), announced today that for the first quarter of 2009, the Company reported net sales of $63.5 million and earnings per share of $0.30, compared with sales of $42.5 million and earnings per share of $.07 in the first quarter of 2008.

      The Company also announced today that its Board of Directors declared a dividend of 8.6(cent) per share for the first quarter, for shareholders of record as of May 15, 2009, payable on May 29, 2009.

      Chief Executive Officer Michael O. Fifer made the following comments related to the first quarter of 2009:

o The level of demand for our products during the first quarter of 2009 has been unusually high, with more than 500,000 units ordered.

o Our firearms sales grew 55.5% from the first quarter of 2008 and 8.7% from the fourth quarter of 2008.

o Our firearms unit production grew 69.3% from the first quarter of 2008 and 25.6% from the fourth quarter of 2008.

o Our backlog grew to 458,900 units and $136.3 million at the end of the first quarter of 2009, from 175,900 units and $47.8 million at the end of 2008.

o We had a successful launch of a new product platform, the LCR, our Lightweight, Compact Revolver.


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

o Cash generated from operations during the first quarter of 2009 was $10.4 million. At the end of the first quarter of 2009, our cash, cash equivalents and short-term investments totaled $33.9 million. Our pre-LIFO working capital of $96.4 million, less the LIFO reserve of $44.1 million, resulted in working capital of $52.3 million and a current ratio of 2.9 to
      1. The Company has no debt.

o During the first quarter of 2009, capital expenditures totaled $3.7 million. We expect to invest approximately $12 million for capital expenditures during 2009.

      Chief Executive Officer Michael O. Fifer issued a letter to Ruger shareholders today, discussing the market conditions, manufacturing, operating results, and the first quarter dividend. Also today, the Company filed its Quarterly Report on Form 10-Q for the first quarter of 2009. The financial statements included in this Quarterly Report on Form 10-Q are attached to this press release.

      Both the Quarterly Report on Form 10-Q and the letter to Ruger shareholders on Form 8-K are available on the SEC website at www.sec.gov and the Ruger website at www.ruger.com/corporate/. Investors are urged to read the complete Form 10-Q and the letter to shareholders to ensure that they have adequate information to make informed investment judgments.

About Sturm, Ruger

Sturm, Ruger was founded in 1949 and is one of the nation's leading manufacturers of high-quality firearms for the commercial sporting market. Sturm, Ruger is headquartered in Southport, CT, with manufacturing facilities located in Newport, NH and Prescott, AZ.

      The Company may, from time to time, make forward-looking statements and projections concerning future expectations. Such statements are based on current expectations and are subject to certain qualifying risks and uncertainties, such as market demand, sales levels of firearms, anticipated castings sales and earnings, the need for external financing for operations or capital expenditures, the results of pending litigation against the Company including lawsuits filed by mayors, attorneys general and other governmental entities and membership organizations, the impact of future firearms control and environmental legislation, and accounting estimates, any one or more of which could cause actual results to differ materially from those projected. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to publish revised forward-looking statements to reflect events or circumstances after the date such forward-looking statements are made or to reflect the occurrence of subsequent unanticipated events.


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

STURM, RUGER & COMPANY, INC.

Condensed Balance Sheets (Unaudited)
(Dollars in thousands, except share data)

                                                  April 4, 2009       December 31, 2008
---------------------------------------------------------------------------------------
Assets

Current Assets
   Cash and cash equivalents                    $           3,922     $           9,688
   Short-term investments                                  29,978                18,558
   Trade receivables, net                                  25,611                25,809

   Gross inventories                                       55,208                59,846
      Less LIFO reserve                                   (44,089)              (44,338)
      Less excess and obsolescence reserve                 (2,807)               (3,569)
---------------------------------------------------------------------------------------
      Net inventories                                       8,312                11,939
---------------------------------------------------------------------------------------

   Deferred income taxes                                    5,744                 6,400
   Prepaid expenses and other current assets                5,954                 3,374
---------------------------------------------------------------------------------------
                    Total current assets                   79,521                75,768

Property, plant and equipment                             128,449               125,026
   Less allowances for depreciation                      (100,191)              (98,807)
---------------------------------------------------------------------------------------
   Net property, plant and equipment                       28,258                26,219
---------------------------------------------------------------------------------------

Deferred income taxes                                       7,785                 7,743
Other assets                                                2,968                 3,030
---------------------------------------------------------------------------------------
Total Assets                                    $         118,532     $         112,760
=======================================================================================


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

STURM, RUGER & COMPANY, INC.

                                                   April 4, 2009       December 31, 2008
----------------------------------------------------------------------------------------
Liabilities and Stockholders' Equity

Current Liabilities
  Trade accounts payable and accrued expenses    $          10,179     $          10,235
  Product liability                                            531                 1,051
  Employee compensation and benefits                         8,466                 7,994
  Workers' compensation                                      4,818                 5,067
  Income taxes payable                                       3,200                 4,171
  Line of credit                                                --                 1,000
----------------------------------------------------------------------------------------
                 Total current liabilities                  27,194                29,518

Accrued pension liability                                   16,918                16,946
Product liability accrual                                      798                   693
Contingent liabilities - Note 8                                 --                    --

Stockholders' Equity
Common Stock, non-voting, par value $1:
      Authorized shares 50,000; none issued                     --                    --
Common Stock, par value $1:
      Authorized shares - 40,000,000
      2009 - 22,798,732 issued,
             19,044,921 outstanding
      2008 - 22,798,732 issued,
             19,047,323 outstanding                         22,799                22,799
Additional paid-in capital                                   4,668                 2,442
Retained earnings                                           99,307                93,500
Less: Treasury stock - at cost
      2009 - 3,753,820 shares
      2008 - 3,751,419 shares                              (30,167)              (30,153)
Accumulated other comprehensive loss                       (22,985)              (22,985)
----------------------------------------------------------------------------------------
Total Stockholders' Equity                                  73,622                65,603
----------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity       $         118,532     $         112,760
========================================================================================


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

STURM, RUGER & COMPANY, INC.

Condensed Statements of Income (Unaudited)
(Dollars in thousands, except per share data)

                                                      Three Months Ended
                                              ----------------------------------
                                               April 4, 2009     March 29, 2008
                                              ---------------------------------

Net firearms sales                            $       62,227     $       40,030
Net castings sales                                     1,302              2,476
-------------------------------------------------------------------------------
Total net sales                                       63,529             42,506

Cost of products sold                                 44,003             31,851
-------------------------------------------------------------------------------
Gross profit                                          19,526             10,655
-------------------------------------------------------------------------------

Expenses:
    Selling                                            5,445              4,388
    General and administrative                         4,147              3,941
    Other operating expenses, net                        500                 --
-------------------------------------------------------------------------------
Total operating expenses                              10,092              8,329
-------------------------------------------------------------------------------

Operating income                                       9,434              2,326
-------------------------------------------------------------------------------

Other income:
    Interest (expense) income , net                      (18)               163
    Other (expense), net                                 (50)              (147)
-------------------------------------------------------------------------------
Total other (expense) income, net                        (68)                16
-------------------------------------------------------------------------------

Income before income taxes                             9,366              2,342

Income taxes                                           3,559                890
-------------------------------------------------------------------------------

Net income                                    $        5,807     $        1,452
===============================================================================

Earnings per share
    Basic                                     $         0.30     $         0.07
                                              ==============     ==============
    Diluted                                   $         0.30     $         0.07
                                              ==============     ==============

Average shares outstanding
    Basic                                             19,045             20,572
                                              ==============     ==============
    Diluted                                           19,175             20,606
                                              ==============     ==============


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

STURM, RUGER & COMPANY, INC.

Condensed Statements of Cash Flows (Unaudited)
(Dollars in thousands)

                                                                                            Three Months Ended
                                                                                    ---------------------------------
                                                                                     April 4, 2009     March 29, 2008
                                                                                    ---------------------------------
Operating Activities
   Net income                                                                       $        5,807     $        1,452
   Adjustments to reconcile net income to cash provided by operating activities:
      Depreciation                                                                           1,662              1,117
      Deferred income taxes                                                                    614               (420)
      Changes in operating assets and liabilities:
         Trade receivables                                                                     198             (2,698)
         Inventories                                                                         3,627                 34
         Trade accounts payable and accrued expenses                                         1,087              2,222
         Product liability                                                                    (415)               (99)
         Prepaid expenses, other assets and other liabilities                               (1,240)            (2,052)
         Income taxes                                                                         (971)             1,006
---------------------------------------------------------------------------------------------------------------------
Cash provided by operating activities                                                       10,369                562
---------------------------------------------------------------------------------------------------------------------

Investing Activities
   Property, plant and equipment additions                                                  (3,701)            (1,932)
   Purchases of short-term investments                                                     (25,979)            (6,666)
   Proceeds from maturities of short-term investments                                       14,559              6,750
---------------------------------------------------------------------------------------------------------------------
Cash used for investing activities                                                         (15,121)            (1,848)
---------------------------------------------------------------------------------------------------------------------

Financing Activities
   Repayment of line of credit balance                                                      (1,000)                --
   Repurchase of common stock                                                                  (14)                --
---------------------------------------------------------------------------------------------------------------------
Cash used for financing activities                                                          (1,014)                --
---------------------------------------------------------------------------------------------------------------------

Decrease in cash and cash equivalents                                                       (5,766)            (1,286)

Cash and cash equivalents at beginning of period                                             9,688              5,106

---------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of period                                          $        3,922     $        3,820
=====================================================================================================================


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